UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-27002                94-3333649
           --------                     -------                ----------
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)           Identification No.)


                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act  (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02.  Departure of Directors, Principal Officers; Election of Directors;
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            Appointment of Principal Officers
            ---------------------------------

         (c). Change in Chief Financial Officer.
         --------------------------------------

     On January 5, 2005, Ian Bebbington will depart as the Company's Chief Financial Officer. Effective January 5, 2005, Jeffrey G. Winzeler has agreed to become the Company's new Chief Financial Officer with an annual salary of $140,000.

     Mr. Winzeler, age 44, served as the Controller for Intel Corporation since 1988. Most recently, Mr. Winzeler was the Controller for the ~$2 billion Flash Memory division. During his time with Intel, Mr. Winzeler served in the United States, Malaysia and Israel. Mr. Winzeler earned his Bachelor of Science in Finance from the University of Idaho.

     Mr. Winzeler has not held any positions with the Company previously and there are no related party transactions between Mr. Winzeler and the Company. Mr. Winzeler has no family relation with any director or officer of the Company.

     Upon his appointment, Mr. Winzeler was granted options to purchase 100,000 shares of common stock at $7.85 per share vesting 25% each year, and granted a bonus of $58,334 for fisal year ending 2005. Additionally, Mr. Winzeler will be granted 3,750 restricted shares of the Company's common stock on each anniversary of his employment for an aggregate of 15,000 restricted shares.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

         Exhibit No.            Exhibit Description
         -----------            -------------------

             99                 Press Release titled "International DisplayWorks
                                Appoints  Intel   Veteran   As  Chief  Financial
                                Officer"


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware corporation


Dated: January 5, 2005                         /s/ Thomas A. Lacey
       ---------------                         ---------------------------------
                                               Thomas A. Lacey,
                                               Chief Executive Officer